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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 30, 2002
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-10702                 34-1531521
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


   500 Post Road East, Suite 320, Westport, Connecticut          06880
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        (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     Terex Corporation announced by press release today that it has completed its acquisition of Demag Mobile Cranes GmbH & Co. KG ("Demag"). Demag manufactures and distributes mobile telescopic and lattice boom cranes.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2002



                                     TEREX CORPORATION

                                     By: /s/ Eric I Cohen
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                                        Eric I Cohen
                                        Senior Vice President